CMS ENERGY

Top of Mind

- Why Invest?
- Investment
- Upsides
- Partners
- Regulatory
- Passion to Improve

CMS LISTED NYSE

Evercore ISI Utility CEO Retreat

January 8-9, 2015


Ludington Pumped Storage
Fourth largest in the world


Ray Compressor Station
#1 LDC in gas storage


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2013 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

End of Year Observations . . . .

CMS ENERGY

	Status
• Financial Results	January 29
• Customer Satisfaction Up (Gas First Quartile)	More Progress
• Cross Winds - $255 mil; SW 36" Pipeline - $88 mil	Operational ✓
• Gas Rate Case (Pending MPSC order)	Settled
• Cost down 7% since 2006	Unequalled ✓
• Safety First Quartile	Among Best ✓
• Politics -- Favorable Elections	Builds
• 2015 Energy Law	Moving Forward
• Credit Rating	Raised ✓
• Employee ENGAGEMENT Continues Top Decile	7 Years Running! ✓

. . . . among the best, with SUBSTANTIAL room to grow!

Why Invest? . . . .

CMS ENERGY

Our Growth Engine

(2015-2024 Capex)


$15.5
Billion
5% - 7% EPS growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** in progress
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers AND owners
  (Value, Reliability, & Environment)

. . . . next 10 years even brighter than last.

INVESTMENT -- "Catch-Up" . . . .



Amount
(billions)
$1.8
Peers
Catch-Up
Restructuring
CMS
> $1.5 per year
Peer Performance a/
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow (oper)
16%
14%
20%
15%
15%
12%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

a/ Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next ten years.

INVESTMENT -- Ten-Year Capex Plan Can Expand . . . .

CMS ENERGY

2015-2024 10-Year Plan

Opportunity Level



Opportunity
$15.5 Billion
$20+ Billion
Amount (bils)
Generation capacity
• PPA replacement
• ROA return
• Higher renewables
$3.0
Gas conversions & expansion 1.0
Grid modernization 1.0
Total Opportunities $5.0
Upside?

Rate Base up 5% to 7%

Customer base rates <2 ✓ >4 X

. . . . driving long-term, organic growth, while keeping base rates well below inflation.

UPSIDES -- Capacity Opportunities . . . .



Capacity Growth Over Next Ten Years
MW
11,000
7,500
Not in plan
Potential for ~3,000 MW of owned capacity
Further Upside
~8,600 MW
PPA 2,600 capacity ~30%
Owned 6,000
410 MW Shortfall
540 MW
~800 MW
PPA's Expire
780 MW
1,240 MW
Lower customer bills
PPA 580
Owned 8,820
1,200 MW
Today
Jackson Plant Replaces Classic Seven
ROA Eliminated?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
MISO Zone 7 Shortage 3,000 MW
2015
201X
2022
2025
2016

. . . . emerging incrementally with replacements not yet in plan!

UPSIDES -- Capacity Price Increases . . . .

CMS ENERGY


Today
(mils)
Future Scenarios
(mils)
+$50
$55
+$30
$35
Opportunity
$5
Capacity price
($ kW per month)
< $0.50
$4.50
$7.50
(CONE)

Recent Contracts

- Nine-year 250 MW "energy" contract at $4.06
- Capacity to Consumers
  - 25 MW/2015 at $2.32
  - 50 MW/2016 at $4.36

Upside:
Capacity and energy contracts layered in over time

. . . . could add value to the 700 MW "DIG" plant.

UPSIDES -- Reinvestment Model Helps Customers . . . .

CMS ENERGY


Adjusted EPS (non-GAAP)
2014
+18¢
+15¢
October 23rd Status
Third Quarter EPS
• Weather (Electric) (6)¢
• Reinvestment (5)
Total Change (11)¢
Good Choices
First Nine Months EPS
• Weather(Gas) 16¢
• Cost savings 4
• Reinvest & other (16)
Total Change + 4¢
+4¢
+7%-
+6%
Guidance
Plan
January
March 31
June 30
September 30
December

. . . . AND provides top-end, sustainable growth for investors.

UPSIDES -- Trend of Cost Savings . . . .

CMS ENERGY

O&M Cost Trend



50%
0
-25
~6% per year
Peers
~2% per year
Inflation
-25%
-7%
-7%
CMS
Accelerated
-10%
-17%
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013
2014
2018
Lines smoothed for illustrative purposes

Future Savings

	2018 vs 2013 (mils)
• Fuel mix	$ - 25
• Benefits	- 75
• Less Expensive New Hires & Lower Headcount	- 75
• Smart Meters	- 25
• Inflation	+100
2018 below 2013	**$-100**
Savings	-10%

. . . . accelerated; funding investment and reducing risk.

PARTNERS -- Michigan Energy Law Update . . . .

CMS ENERGY



Update
• Adaptability
• Reliability
• Affordability
• Environmental protection
• 10% renewables by 2015
• Energy efficiency standards
• File-and-implement
• 10% ROA cap
• Historical test year
• 12-18 months regulatory lag
• No cap on ROA
• Governor Snyder announced energy a top priority in 2015
Before 2008
TODAY
2015 Improvements

. . . . builds on visionary 2008 Law!

Partnering with Policy Makers . . . .

CMS ENERGY

Governor Rick Snyder



Commission remains strong

Powering Michigan's Comeback

Energy Committee Chairs

To Be Announced

Representative

Senator Mike Nofs



Regulation Commission



John Quackenbush (R), Chairman
Term Ends: July 2, 2017

Sally Talberg (I)
Term Ends: July 2, 2019





Greg White (I)
Term Ends: July 2, 2015

. . . . for visionary Energy legislation in 2015.

REGULATORY -- Rate Case Summary. . . .

CMS ENERGY

Electric Rate Case

	Amount (mils)
Capital Investment	$ 185
Cost & Other	- 57
Core Request	$ 128
Jackson Gas Plant	35
Total Request	$ 163
2001 Securitization Offset	$ - 80
Memo: Net Annual Increase	1%

- 2017-2018 Capex Recovery
- Revenue Decoupling

	Existing (2013)	Request (2015)
Rate Base (bils)	$8.10	$9.33
ROE	10.3%	10.7%
Equity - Regulatory	41.2	41.9
Equity - Financial	51.4	52.1

Gas Rate Case

- Settled at $45 million (Pending MPSC order)
- Six months early!
- 10.3% ROE ✓
- Revenue decoupling mechanism approved
- Net Annual Increase: 1% ✓

. . . . primarily for investment recovery with O&M offsets.

REGULATORY -- Gas and Electric Rate Cases ....



2014
2015
2016
GAS
Filed
$88 M
7/01
Settled [a]
$45 M
Filed
$163 M
12/05
Self-implement
Securitization Surcharge Ends $80 M
A) Jackson Plant
B) Final Order
C) New Rate Design
Classic 7 Decommissioned
ELECTRIC
2014
2015
2016

Our View

Gas

A) Settled $45 million [a]

B) Six months early

C) 10.3% ROE

D) Revenue decoupling mechanism

Electric

A) Jackson Plant in rate base

B) Investment recovery and cost reductions

C) New Rate Design

Our View

[a] Pending MPSC order

. . . . primarily for investment recovery with large O&M offsets.

PASSION TO IMPROVE -- CMS Energy . . . .

CMS ENERGY

Future Shines Bright



$3.50
EPS a/
Dividend
+7%
+5% to +7%
Last 11 Years
2014
Next 10 Years

a/Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Sustainable Future Growth

	Past Performance	Next 5 Years
• Investment (bils) (2009-2014)	$6.3	$7.5 Capacity Op!
• O&M Reductions (2006-2013)	(7)%	(10)% Conservative
• Sales Growth (2010-2013)	+1%	+½ % Conservative
• Regulatory	Visionary Law Among Best	Improved Law

. . . . building on past performance for even brighter future.

Appendix

Credit Ratings . . . .


Scale
S&P / Fitch
Moody's
S&P (Dec.)
Moody's (January)
Fitch (February)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

Consumers Appears . . . .

CMS ENERGY

Carbon Tonnage Reduction



Million Tons of CO_2
(Preliminary)
25
23
21
19
17
15
2014
2020
2025
2030
2005 Baseline
Clean Power Plan
Consumers Energy
"Implied" EPA Target
Projected emission level

. . . . to be in a good carbon position.

Generation Strategy: New Supply Sources....



Levelized cost of new build (¢/kWh)
25
20
15
10
5
0
New Build
Consumers Energy Sources
5¢
6¢
5¢
Zeeland
7¢
8¢
Back -up
6¢
6¢
Cross Winds
11¢
Back -up
9¢
10¢
7¢
Big 5
12¢
5.5¢
Palisades
22¢
15¢
Combined Cycle Gas Plant
Gas price= $3.00
$4.50
$6.00
Wind
W/ tax credit
W/o tax credit
Coal
W/ emission controls
Nuclear
Residential Solar
Today $3.00 per watt
Future $2.00 per watt?

....combined cycle gas is the most attractive new source of supply.

GAAP Reconciliation

CMS ENERGY

Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012	2013
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42	$1.66
After-tax items:												
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05		0.33	0.03	-	0.17	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)	*
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)		(0.08)	0.08	(0.01)	(0.03)	*
Asset impairment charges, net	-	-	1.82	0.76	0.60	-		-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-		-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55	$1.66
Mark-to-market impacts		0.03	(0.43)	0.51								
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.